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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): FEBRUARY 24, 2005
                                                        (FEBRUARY 17, 2005)

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                                MICROISLET, INC.
               (Exact Name of Registrant as Specified in Charter)

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           NEVADA                        001-32202                88-0408274
(State or Other Jurisdiction     (Commission File Number)       (IRS Employer
     of Incorporation)                                       Identification No.)


      6370 NANCY RIDGE DRIVE, SUITE 112
             SAN DIEGO, CALIFORNIA                               92121
   (Address of Principal Executive Offices)                    (Zip Code)


       Registrant's Telephone Number, Including Area Code: (858) 657-0287

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On February 17, 2005, we amended our lease for our principal office and laboratory space at 6370 Nancy Ridge Drive, San Diego, California, effective March 1, 2005. The amendment adds approximately 2,000 square feet to our leased premises, increasing our total leased space to approximately 9,100 square feet; decreases our current base rent by approximately $3,600 per month, to an aggregate of approximately $14,400 per month, with automatic 4% annual base rent increases; extends the lease by 29 months until February 28, 2008; adds an option, subject to certain conditions, to extend the lease by an additional year until February 28, 2009; and grants us an option on an additional 3,000 square feet of adjacent space.

         We believe this leased space is adequate for our current requirements.


ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits

Exhibit Number            Description
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     99.1                 FIRST LEASE AMENDMENT DATED FEBRUARY 17, 2005




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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    February 24, 2005                     MICROISLET, INC.


                                               By:   /s/ William G. Kachioff
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                                                     William G. Kachioff
                                                     Vice President, Finance and
                                                     Chief Financial Officer


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